UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C. 20549

                     Form 8K


                CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the
       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) May 20, 2003


       Commission file Number 001-31242

              Navigator Ventures, Inc.
 (Exact Name of Registrant as Specified in its Charter)

NEVADA                                  98-0232855
(State of other jurisdiction of    (I.R.S. Employer
incorporation or organization)     Identification Number)


207-1425 Marine Drive
West Vancouver, B.C.                        V7T 1B9
(Address of principal executive offices)  (Zip Code)

      (305)(944-8077)

ITEM 1. Changes In control of Registrant

  The acquisition of Golden Apple Holdings by Navigator Ventures, Inc. was terminated effective May 20, 2003. Devon Rockefeller was appointed as the sole Officer and Director of Navigator and was issued 22,500,000 shares for such services.


Navigator Ventures, Inc.

By:/s/Devon Rockefeller

____________________
Devon Rockefeller
President